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                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report (Date of earliest event reported): February 1, 2005

                                               EDISON INTERNATIONAL
                              (Exact name of registrant as specified in its charter)

                 CALIFORNIA                           001-9936                              95-4137452
        (State or other jurisdiction                 (Commission                         (I.R.S. Employer
              of incorporation)                     File Number)                        Identification No.)

                                             2244 Walnut Grove Avenue
                                                  (P.O. Box 800)
                                            Rosemead, California 91770
                           (Address of principal executive offices, including zip code)

                                                   626-302-2222
                               (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page

Item 1.01       Entry into a Material Definitive Agreement.

         On February 1, 2005, Edison International (the "Company") entered into a Credit Agreement (the
"Agreement") with JPMorgan Chase Bank, N.A., as Administrative Agent, Citicorp North America, Inc., as Syndication
Agent, and Credit Suisse First Boston, Lehman Commercial Paper Inc., and Union Bank of California, N.A., as
Documentation Agents.

         Pursuant to the Agreement the Company can borrow, on a revolving basis, up to $750 million.  The
Agreement contains standard covenants and representations and warranties and terminates February 1, 2010.  The
Company expects that the aggregate amount of indebtedness outstanding from time to time under the credit facility will not exceed approximately $500 million to $600 million.  The Company will not disclose on Form 8-K any changes to the outstanding borrowings under the credit facility unless the amount materially exceeds the expected levels.

         A complete copy of the Agreement is attached hereto as Exhibit 10.1.

Item 2.03       Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

         See Item 1.01.

Item 9.01       Financial Statements and Exhibits.

(c)         Exhibits

            See the Exhibit Index below.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                      EDISON INTERNATIONAL
                                                                         (Registrant)

                                                                  /s/ KENNETH S. STEWART
                                                        -------------------------------------------------
                                                                       KENNETH S. STEWART
                                                        Assistant General Counsel and Assistant Secretary

February 4, 2005

                                                   EXHIBIT INDEX

Exhibit No.             Description

10.1                    Credit Agreement between Edison International and JPMorgan Chase Bank, N.A., as
                        Administrative Agent, Citicorp North America, Inc., as Syndication Agent, and
                        Credit Suisse First Boston, Lehman Commercial Paper Inc., and Union Bank of
                        California, N.A., as Documentation Agents, dated as of February 1, 2005.